UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2024

Amplify Commodity Trust

(Exact name of registrant as specified in its charter)

Delaware	001-36851	36-4793446
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3333 Warrenville Road Suite 350, Lisle, IL	60532
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (855) 267-3837

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Breakwave Dry Bulk Shipping ETF	BDRY	NYSE Arca, Inc.
Shares of Breakwave Tanker Shipping ETF	BWET	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On November 5, 2024, management of Amplify Investments LLC (the “Sponsor”), which is the Sponsor of the Amplify Commodity Trust (the “Trust”), dismissed WithumSmith+Brown, PC (“Withum”) as the Trust’s independent registered public accounting firm effective as of that date.

Withum’s audit reports on the Trust’s combined financial statements for the Trust’s fiscal year ended June 30, 2024, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the most recent fiscal year and the subsequent interim period through November 5, 2024, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Trust and Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Withum’s satisfaction, would have caused Withum to make reference to the subject matter of the disagreements in connection with its reports on the Trust’s consolidated financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Trust has provided Withum with a copy of the disclosures contained herein and has requested that Withum furnish the Trust with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of Withum’s letter, dated November 8, 2024, is filed as Exhibit 16.1 herewith.

(b) Appointment of New Independent Registered Public Accounting Firm

On November 5, 2024, the Sponsor approved, effective immediately, the engagement of Cohen & Company, Ltd. (“Cohen”) as the Trust’s independent registered public accounting firm for the Trust’s fiscal year ending June 30, 2025.

During the most recent fiscal year and in the subsequent interim period through November 5, 2024, neither the Trust nor anyone acting on behalf of the Trust, has consulted with Cohen regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s consolidated financial statements, and neither a written report nor oral advice was provided to the Trust that Cohen concluded was an important factor considered by the Trust in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from WithumSmith+Brown, PC, dated November 8, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2024	Amplify Commodity Trust
Amplify Investments LLC, as Sponsor of Amplify Commodity Trust

By:	/s/ Christian Magoon
Name	Christian Magoon
Title:	Principal Executive Officer

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